CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Profit or loss [abstract]
Revenues	$ 29,657	$ 22,057	$ 23,101
Cost of revenues	6,599	5,058	5,129
Gross profit	23,058	16,999	17,972
Research and development expenses, net	6,393	5,823	7,876
Selling and marketing expenses	15,880	11,283	13,269
General and administrative expenses	5,784	4,722	5,303
Total operating expenses	28,057	21,828	26,448
Operating loss	4,999	4,829	8,476
Finance expense, net	1,420	319	1,430
Loss before income taxes	6,419	5,148	9,906
Income taxes	43	237	422
Net loss and total comprehensive loss	$ 6,462	$ 5,385	$ 10,328
Basic and diluted net loss per share	$ (0.21)	$ (0.24)	$ (0.50)